Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FEDDERS NORTH AMERICA, INC., et al.	Case No.: 07-11176
Reporting Period: December 2007
MONTHLY OPERATING REPORT
file with the court and submit a copy to United States Trustee within 45 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert Laurent Printed Name of Authorized Individual	Chief Financial Officer Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO MONTHLY OPERATING REPORTS
Presentation
     The Debtors’ monthly operating reports have not been audited, are subject to change and have been prepared as required by the Office of the United States Trustee. The monthly operating reports have not been prepared to provide financial information specifically relating to any outstanding securities of the Debtors, or any of their respective affiliates. The results of operations reflected in these reports do not, and are not intended to provide a complete report regarding the results of operations of Fedders Corporation and subsidiaries on a consolidated basis for the period reported.
Intercompany Transactions
     Intercompany transactions as presented in these reports are subject to possible timing differences resulting from the timing of balance sheet recognition by each entity.
     The Monthly Operating Reports generally reflect the results of operations and financial position of the Debtors and ongoing arrangements between Fedders Corporation and one or more of the Debtors, or between the Debtors, in the same manner as such arrangements were reported historically. The treatment of these arrangements may be subject to challenge in the bankruptcy case. Such arrangements, and the manner in which they are treated or required to be reported in the bankruptcy case, could have a material impact on the respective assets, liabilities and results of operations of Fedders Corporation and/or one or more of the Debtors and any financial presentation thereof.
Income Taxes
     The Debtors account for income taxes on a consolidated basis for purposes of consolidated reporting and do not account for income taxes by legal entity. Accordingly, the provision for income taxes and the income tax asset or liability in the accompanying statement of operations and balance sheet, respectively, do not necessarily reflect the entity’s current income tax position for the period being presented.
Pre-Petition Liabilities
     As a result of certain First Day Orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition liabilities. The liabilities, which primarily included wages, salaries and other compensation and certain fiduciary taxes, are no longer subject to compromise. Pre-petition liabilities, as presented on the Balance Sheet (MOR-3), exclude these liabilities.

Reporting Entities
     This Monthly Operating Report reflects the following:
1.	Fedders Holding Company and Fedders Investment Corporation are inactive entities;

2.	Operating results for Island Metal Fabricating Inc. are included with the operating results for Fedders Islandaire, Inc.;

3.	Operating results for Trion, Inc. include Envirco Corporation and Herrmidifier Company, Inc.; and

4.	“Total Company” results include both Debtor and Non-Debtor entities.

CONTENTS

I.	Statement of Operations
II.	Balance Sheet
III.	Schedule of Cash Receipts and Disbursements
IV.	Disbursement Summary by Legal Entity
V.	Schedule of Aged Accounts Receivable
VI.	Schedule of Aged Accounts Payable
VII.	Schedule of Advisory Fees Paid
VIII.	Book Balance Detail for Cash Accounts
IX.	Debtor Questionnaire
X.	Attestations Regarding Monthly Operating Report

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 12/31/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Net Sales	$—	$—	$125	$—	$30	$1,970	$—	$—	$194

Standard Cost of Sales	(2)	—	71	—	85	1,372	—	—	135

Gross Profit	2	—	54	—	(55)	598	—	—	59

% of Net Sales	0.0%	0.0%	83.3%	0.0%	-60.3%	9.4%	0.0%	0.0%	16.3%

Operating Expenses:
Administrative	17	—	116	—	(2)	204	408	—	1
Advertising	—	—	(216)	—	—	3	—	—	—
Selling	4	—	161	—	12	131	—	—	45
Shipping & Warehousing	—	(7)	115	—	10	14	—	—	—
Research & development	—	—	(14)	—	3	84	—	—	—
Amortization Expense	—	—	—	—	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—

Total Operating Expenses	21	(7)	162	—	23	436	408	—	46

Advisory costs	—	—	—	—	—	—	1,765	—	—
Restructuring Expense	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(19)	7	(108)	—	(78)	162	(2,173)	—	13

Corporate Overhead	—	—	383	—	15	97	(517)	—	22
Net Use Assets Charge	11	—	35	—	8	62	(122)	—	(18)
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—
Net Interest Expense	79	—	—	—	—	—	1,815	—	(1)
Other Expense(inc)	—	—	—	—	—	—	7	—	55
Management Fees(inc)	—	—	—	—	—	—	—	—	—

Income before income taxes	(109)	7	(526)	—	(101)	3	(3,356)	—	(45)

Income Taxes	—	—	—	—	—	—	(981)	—	—

Net income(loss)	$(109)	$7	$(526)	$—	$(101)	$3	$(4,337)	$—	$(45)

EBITDA	$83	$7	$(102)	$—	$(58)	$182	$(369)	$—	$13

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 12/31/2007
($000’s)

		Fedders
	Fedders International,	Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex Company
	Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
Net Sales	$—	$—	$2,089	$—	$—	$—	$—	$2,187	$6,595	$7,850

Standard Cost of Sales	22	—	1,597	—	—	—	—	1,525	4,805	5,992

Gross Profit	(22)	—	492	—	—	—	—	662	1,790	1,858

% of Net Sales	0.0%	0.0%	22.2%	0.0%	0.0%	0.0%	0.0%	7.0%	6.0%	23.7%

Operating Expenses:
Administrative	4	—	214	—	—	—	60	101	1,123	1,449
Advertising	—	—	1	—	—	—	—	1	(211)	(206)
Selling	—	—	284	—	—	—	—	175	812	923
Shipping & Warehousing	—	—	—	—	—	—	—	5	137	161
Research & development	—	—	19	—	—	—	—	52	144	153
Amortization Expense	—	—	45	—	—	—	—	3	48	54
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	4	—	563	—	—	—	60	337	2,053	2,534

Advisory costs	—	—	—	—	—	—	—	—	1,765	1,765
Restructuring Expense	—	—	—	—	—	—	—	—	—	15,679

Operating Income (Loss)	(26)	—	(71)	—	—	—	(60)	325	(2,028)	(18,120)

Corporate Overhead	—	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	25	(1)	—	—
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—	(93)
Partner’s JV Interest	—	—	—	—	—	—	—	—	—	3,954
Net Interest Expense	—	—	2	—	—	—	—	5	1,900	1,920
Other Expense(inc)	(9)	—	16	—	—	—	—	(5)	64	318
Management Fees(inc)	—	—	—	—	—	—	—	—	—	1

Income before income taxes	(17)	—	(89)	—	—	—	(85)	326	(3,992)	(16,497)

Income Taxes	—	—	6	—	—	—	—	—	(975)	(994)

Net income(loss)	$(17)	$—	$(83)	$—	$—	$—	$(85)	$326	$(4,967)	$(17,491)

EBITDA	$(26)	$—	$(8)	$—	$—	$—	$(26)	$323	$19	$(335)

Fedders North America, Inc. et al.
II. Balance Sheet as of 12/31/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
ASSETS:

Cash	$15	$—	$15	$—	$1	$1	$3,481	$—	$429
Marketable Securities	—	—	—	—	—	—	—	—	—
Gross Receivables	—	—	6,681	—	3	4,114	—	—	459
Less:Allowance	—	—	(400)	—	(12)	(282)	—	—	(250)

Net Accounts Receivable	—	—	6,281	—	(9)	3,832	—	—	209

Inventories:
Finished goods	66	—	12,211	—	187	681	—	—	—
Work in progress	—	—	—	—	120	88	—	—	—
Raw Materials	114	—	—	—	514	4,241	—	—	—
Service Parts	—	—	1,812	—	—	49	—	—	—
Supplies	—	—	—	—	—	—	—	—	—
Freight & Duty	—	—	—	—	(8)	—	—	—	—
In-Transit Inventory	—	—	276	—	—	—	—	—	—

Gross Inventory	180	—	14,299	—	813	5,059	—	—	—
Less inventory reserves	(180)	—	(2,161)	—	(503)	(703)	—	—	—

Net Inventory	—	—	12,138	—	310	4,356	—	—	—
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	881	—	299	—	4	1,254	1,036	—	48

Total Current Asset	896	—	18,733	—	306	9,443	4,517	—	686

Investment in Subsidiaries [1]	7,213	—	7,867	—	—	—	26,878	—	—

Property,Plant & Equipment
Land	80	—	—	—	—	1,610	—	—	—
Land Improvement	287	—	—	—	154	5	—	—	—
Buildings	7,808	—	—	—	2,055	1,999	—	—	—
Leasehold improvement	—	—	47	—	—	—	1,262	—	—
Machinery & Equipment	8,849	—	1,028	—	3,804	2,222	884	—	15
Furniture & Fixture	44	—	464	—	255	44	1,228	—	87
Auto & Trucks	16	—	—	—	47	—	—	—	—
Jigs & Dies	7,655	—	—	—	545	—	—	—	—
Construction in Progress	—	—	—	—	—	93	—	—	—

Gross P.P.& E.	24,739	—	1,539	—	6,860	5,973	3,374	—	102
Accumulated Depreciation	(20,485)	—	(1,452)	—	(4,485)	(1,435)	(3,334)	—	(102)

Net P.P.& E.	4,254	—	87	—	2,375	4,538	40	—	—

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other Intangibles	9	—	—	—	—	—	—	—	—
Other Assets	3,467	—	2	—	1	—	15,046	—	2

Total Assets	$15,839	$—	$26,689	$—	$2,682	$13,981	$46,481	$—	$688

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 12/31/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$27,958	$—	$—
Current Portion of L/T debt	189	—	—	—	108	—	—	—	—
Accounts Payable	162	—	309	—	55	895	2,221	—	40
Accrued Expenses:
Salaries & Wages	136	—	175	—	20	242	2,263	—	2
Payroll Taxes	—	—	2	—	—	—	—	—	—
Total Accrued Expenses	56	—	624	—	31	274	4,210	—	29
Other Current Liabilities	—	—	—	—	—	2	—	—	4

Total Current Liab-Post Petition	543	—	1,110	—	214	1,413	36,652	—	75

Intercompany Accounts	205	(2)	(1,460)	—	324	2,187	(68)	—	250
Long Term Debt	—	—	—	—	—	—	—	—	—

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—

Pre-Petition Intercompany Acccounts	(406,936)	5,613	59,962	—	30,081	7,353	262,492	—	(19,034)
Liabilities Subject to Compromise	160,833	86	11,867	—	346	2,950	63,061	—	3,738

Total Liabilities	(245,355)	5,697	71,479	—	30,965	13,903	362,137	—	(14,971)

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	411	—	—
Common Stock	5	—	—	—	1	—	3,188	—	—
Class A Stock	—	—	—	—	—	—	4,346	—	—
Class B Stock	—	—	—	—	—	—	739	—	—
Warrants-Common Stock	—	—	—	—	—	—	1,000	—	—
Paid in Capital	47,018	—	(4,842)	—	999	7,814	(34,463)	—	4,842
Retained Earning-prior	225,447	(4,533)	(23,593)	—	(28,091)	(6,009)	(225,055)	—	9,620
Current Month Net Income(Loss)	(11,276)	(1,164)	(16,449)	—	(1,192)	(1,727)	(28,790)	—	1,180
Dividends Declared	—	—	—	—	—	—	—	—	—
Treasury Stock Sold	—	—	—	—	—	—	(11,412)	—	—
Deferred Compensation	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	(25,620)	—	—
Currency Translation Adjustment	—	—	94	—	—	—	—	—	17

Total Stockholder’s equity	261,194	(5,697)	(44,790)	—	(28,283)	78	(315,656)	—	15,659

Total liabilities & equity	$15,839	$—	$26,689	$—	$2,682	$13,981	$46,481	$—	$688

Fedders North America, Inc. et al.
II. Balance Sheet as of 12/31/2007
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
ASSETS:

Cash	$17	$—	$(208)	$—	$—	$—	$—	$1	$3,752	$6,678
Marketable Securities	—	—	—	—	—	—	—	—	—	—
Gross Receivables	406	—	3,622	—	—	—	—	3,795	19,080	30,487
Less:Allowance	(9)	—	(191)	—	—	—	—	(43)	(1,187)	(4,795)

Net Accounts Receivable	397	—	3,431	—	—	—	—	3,752	17,893	25,692

Inventories:
Finished goods	42	—	2,541	—	—	—	—	1,833	17,561	21,787
Work in progress	—	—	184	—	—	—	—	707	1,099	2,023
Raw Materials	72	—	4,388	—	—	—	—	1,983	11,312	24,244
Service Parts	44	—	—	—	—	—	—	2	1,907	2,111
Supplies	—	—	76	—	—	—	—	—	76	339
Freight & Duty	—	—	—	—	—	—	—	—	(8)	(7)
In-Transit Inventory	—	—	—	—	—	—	—	807	1,083	1,383

Gross Inventory	158	—	7,189	—	—	—	—	5,332	33,030	51,880
Less inventory reserves	(151)	—	(573)	—	—	—	—	(826)	(5,097)	(18,471)

Net Inventory	7	—	6,616	—	—	—	—	4,506	27,933	33,409
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	879	—	107	—	—	—	43	223	4,774	6,944

Total Current Asset	1,300	—	9,946	—	—	—	43	8,482	54,352	72,723

Investment in Subsidiaries [1]	21,144	—	—	—	—	—	—	—	63,102	1

Property,Plant & Equipment
Land	—	—	—	—	—	—	468	476	2,634	2,634
Land Improvement	—	—	—	—	—	—	899	23	1,368	1,368
Buildings	—	—	—	—	—	—	10,770	5,808	28,440	30,770
Leasehold improvement	—	—	404	—	—	—	—	425	2,138	5,974
Machinery & Equipment	4	—	954	—	—	—	4,112	5,475	27,347	52,859
Furniture & Fixture	41	—	135	—	—	—	889	3,717	6,904	8,420
Auto & Trucks	—	—	83	—	—	—	—	—	146	1,511
Jigs & Dies	—	—	83	—	—	—	321	4,281	12,885	15,785
Construction in Progress	—	—	—	—	—	—	—	—	93	114

Gross P.P.& E.	45	—	1,659	—	—	—	17,459	20,205	81,955	119,435
Accumulated Depreciation	(44)	—	(505)	—	—	—	(12,534)	(15,397)	(59,773)	(87,099)

Net P.P.& E.	1	—	1,154	—	—	—	4,925	4,808	22,182	32,336

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Goodwill	—	—	9,074	—	—	—	—	18,419	27,493	27,493
Other Intangibles	—	—	2,908	—	—	—	—	163	3,080	3,080
Other Assets	282	—	1	—	—	—	—	—	18,801	24,062

Total Assets	$22,727	$—		$—	$—	$—	$4,968	$31,872	$189,010	$159,695

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 12/31/2007
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$—	$—	$27,958	$36,648
Current Portion of L/T debt	—	—	62	—	—	—	—	—	359	478
Accounts Payable	2	—	(1,369)	—	—	—	(6)	678	2,987	40,826
Accrued Expenses:										—
Salaries & Wages	341	—	349	—	—	—	—	166	3,694	4,723
Payroll Taxes	10	—	15	—	—	—	—	—	27	92
Total Accrued Expenses	5	—	335	—	—	—	17	—	5,581	12,523
Other Current Liabilities	—	—	—	—	—	—	1	—	7	312

Total Current Liab-Post Petition	358	—	(608)	—	—	—	12	844	40,613	95,602

Intercompany Accounts	171	—	(2,043)	—	—	—	229	16,854	16,647	(7,959)
Long Term Debt	—	—	204	—	—	—	—	—	204	1,325

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—	(32)

Pre-Petition Intercompany Acccounts	58,233	—	13,250	—	—	—	2,759	21,249	35,022	7,959
Liabilities Subject to Compromise	1,240	—	6,241	—	—	—	—	1,941	252,303	252,303

Total Liabilities	60,002	—	17,044	—	—	—	3,000	40,888	344,789	349,198

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	—	—	411	21
Common Stock	—	—	5	—	—	—	—	1,499	4,698	371
Class A Stock	—	—	—	—	—	—	—	—	4,346	—
Class B Stock	—	—	—	—	—	—	—	—	739	25
Warrants-Common Stock	—	—	—	—	—	—	—	—	1,000	1,000
Paid in Capital	3,410	—	—	—	—	—	62,350	(1,879)	85,249	115,574
Retained Earning-prior	(40,690)	—	4,960	—	—	—	(59,252)	(11,883)	(159,079)	(199,695)
Current Month Net Income(Loss)	25	—	1,074	—	—	—	(1,130)	2,890	(56,559)	(74,348)
Dividends Declared	—	—	—	—	—	—	—	247	247	—
Treasury Stock Sold	—	—	—	—	—	—	—	—	(11,412)	(11,412)
Deferred Compensation	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	(25,620)	(24,276)
Currency Translation Adjustment	(20)	—	—	—	—	—	—	110	201	3,237

Total Stockholder’s equity	(37,275)	—	6,039	—	—	—	1,968	(9,016)	(155,779)	(189,503)

Total liabilities & equity	$22,727	$—	$23,083	$—	$—	$—	$4,968	$31,872	$189,010	$159,695

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 12/31/2007
($ in 000’s)

			Emerson Quiet
	Fedders North	Columbia	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Specialties Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders, Inc.[1]
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Receipts and Disbursements

Collections	$—	$—	$1,099	$—	$3	$1,467	$83	$—	$—

								—
Operating Disbursements

Employee Costs	12	—	165	1	45	555	559	—	7
China Purchases-Ningbo (Intercompany)	34	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	81	—	—	—	—	—	—	—	—
Material Costs	86	—	13	—	8	868	—	—	17
Freight/Duty	95	—	54	26	1	105	2	—	22
Utilities	10	—	—	—	4	15	3	—	—
Machinery & Equip	—	—	1	—	3	12	1	—	—
Facility Costs	44	—	—	—	25	—	55	—	0
IT/Telecom	5	—	3	1	1	16	51	—	—
Insurance	—	—	19	—	—	6	902	—	1
Taxes	—	—	0	—	—	—	1	—	—
Other	31	—	190	—	4	52	44	—	5

	398	—	445	28	91	1,629	1,618	—	52

Operating Cash Flow	(398)	—	654	(28)	(88)	(162)	(1,535)	—	(52)

Non-Operating Disbursements

Interest/ Fees	—	—	—	—	—	—	10	—	—
Restructuring Fees [2]	—	—	—	—	—	—	1,210	—	42
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	1,219	—	42

Net Cash Generated (Used)	$(398)	$—	$654	$(28)	$(88)	$(162)	$(2,754)	$—	$(94)

[1]	Collections for Fedders Inc. are captured in Emerson Quiet Kool Corporation

[2]	Restructuring Fees include a $42,000 payment to the US Trustee not captured on the Advisory Fee Schedule

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 12/31/2007
($ in 000’s)

		Fedders
	Fedders	Investment	Fedders	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Islandaire, Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors
Receipts and Disbursements

Collections	$—	$—	$2,215	$—	$—	$—	$—	$2,840	$7,707

Operating Disbursements
Employee Costs	—	—	2	—	—	—	—	275	1,622
Material Costs	—	—	—	—	—	—	—	—	34
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	806	806
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	81
China Transfers-Qingpu (Intercompany)	—	—	1,479	—	—	—	—	477	2,948
Freight/Duty	—	—	448	—	—	—	—	76	830
Utilities	—	—	50	—	—	—	—	17	98
Machinery & Equip	—	—	4	—	—	—	—	10	31
Facility Costs	—	—	9	—	—	—	—	32	165
IT/Telecom	—	—	2	—	—	—	—	2	82
Insurance	—	—	0	—	—	—	—	1	929
Taxes	—	—	1	—	—	—	—	3	5
Other	—	—	594	—	—	—	—	102	1,022

	—	—	2,591	—	—	—	—	1,801	8,651

Operating Cash Flow	—	—	(376)	—	—	—	—	1,039	(944)

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	10
Restructuring Fees	—	—	—	—	—	—	—	—	1,252
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	1,262

Net Cash Generated (Used)	$—	$—	$(376)	$—	$—	$—	$—	$1,039	$(2,206)

Fedders North America, Inc. et al.
IV. Disbursements by Legal Entity for the Month Ending 12/31/2007
($000’s)

			Cumulative Post-
			Petition
Legal Entity	Case Number	Dec-07	Disbursements
Fedders North America, Inc.	07-11176	$398	$1,233
Columbia Specialties, Inc. [1]	07-11177	—	—
Emerson Quiet Kool Corporation	07-11178	445	3,849
Envirco Corporation [2]	07-11179	28	190
Eubank Coil Company	07-11180	91	479
Fedders Addison Company, Inc.	07-11181	1,629	6,926
Fedders Corporation	07-11182	2,837	11,067
Fedders Holding Company, Inc. [1]	07-11183	—	—
Fedders, Inc.	07-11184	94	486
Fedders International, Inc. [1]	07-11185	—	—
Fedders Investment Corporation [1]	07-11186	—	—
Fedders Islandaire, Inc.	07-11187	2,591	10,774
Fedders Outlet, Inc. [1]	07-11188	—	—
Herrmidifier Company, Inc. [2]	07-11189	—	—
Island Metal Fabricating, Inc. [3]	07-11190	—	—
Rotorex Company, Inc.	07-11191	—	—
Trion, Inc.	07-11192	1,801	9,014

Total Debtor Disbursements		$9,913	$44,018

[1]	Inactive Entity with no operating activity

[2]	Included within Trion, Inc.

[3]	Included within Fedders Islandaire, Inc.

Fedders North America, Inc. et al.
V. Accounts Receivable Reconciliation and Aging as of 12/31/2007
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$—	$—	$—	$—	$—
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	(335)	624	369	6,023	6,681
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	4	(1)	(1)	(0)	3
Fedders Addison Company, Inc.	07-11181	3,522	162	132	429	4,245
Fedders Corporation	07-11182	—	—	—	—	—
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	166	3	3	287	459
Fedders International, Inc.	07-11185	73	—	—	711	784
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	1,696	821	457	648	3,622
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc. [1]	07-11192	2,226	1,497	1,166	158	5,047

Net Accounts Receivable of the Debtors		$7,352	$3,107	$2,126	$8,256	$20,841

Other Reconciling items [2]						(1,762)

Gross Accounts Receivable						$19,080

[1]	Includes certain accounts with credit balances

[2]	Includes adjusting journal entries, deposits collected during month, certain accounts with credit balances and A/R balances related to IAQ Residential and IAQ Canada

Fedders North America, Inc. et al.
VI. Summary of Unpaid Post Petition Debts as of 12/31/2007
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$45	$2	$—	$—	$47
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	50	2	0	1	53
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	20	8	2		30
Fedders Addison Company, Inc.	07-11181	151	7	10	(2)	167
Fedders Corporation	07-11182	772	980	329	140	2,221
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	2	10	0	—	12
Fedders International, Inc.	07-11185	—	—	—	2	2
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc. [1]	07-11187	(611)	(566)	(144)	(48)	(1,369)
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	113	200	3	—	316

Total Aging		$542	$643	$201	$94	$1,479

Other Reconciling Items [2]						1,508

Total Unpaid Post Petition Debts						$2,987

[1]	Negative balance reflects deposits and Cash In Advance payments to vendors

[2]	Relates to AP checks outstanding, open Purchase Orders, accrued AP and adjusting journal entries

Fedders North America, Inc. et al.
VII. Advisory Fees and Expenses Paid for the Month Ending 12/31/2007
($000’s)

Vendor	12/31/07	Cumulative[1]
Saul Ewing	$753	$753
Barrier Advisors [2]	201	404
Alvarez and Marsal [3]	—	824
Sitirck And Company	—	86
Chanin Advisors/ Duff & Phelps	—	150
Weil, Gotshal & Manges [2]	—	915
Mesirow Financial	—	—
Brown Rudnick	123	123
Lowenstein Sandler	12	12
Greenberg Traurig	15	15
Haynes & Boone	—	249
Logan & Company	106	106
Fasken Martineau Dumoulin	—	42
Other	43	43

Total Advisory Fees Paid	$1,252	$3,722

[1]	Cumulative advisory fee payments since 8/22/2007

[2]	Paid pursuant to Credit Agreement

[3]	Alvarez and Marsal retained under Section 363 of the Bankruptcy Code

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 12/31/2007
($000’s)

Case #	Legal Entity	Institution	Account #	Description	12/31 Book Balance	Reconciled
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$14	1/14/2008

07-11178	Emerson Quiet Kool Corporation	Wachovia	2000006939267	Credit Card Account	$—	1/14/2008
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP US$	—	1/14/2008
07-11178	Emerson Quiet Kool Corporation	Bank of America	4426439109	Credit Card	17	1/14/2008

07-11178	Emerson Quiet Kool Corporation				$17

07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	$0	1/9/2008
07-11180	Eubank Coil Company			Petty Cash	1	1/9/2008

07-11180	Eubank Coil Company				$1

07-11181	Fedders Addison Company, Inc.	Mellon Bank	078-6234		$—	1/14/2008
07-11181	Fedders Addison Company, Inc.	Chase Bank	601880073		—	1/14/2008
07-11181	Fedders Addison Company, Inc.	Wachovia Bank			—	1/14/2008
07-11181	Fedders Addison Company, Inc.	Bank of America	4426398981		—	1/14/2008
07-11181	Fedders Addison Company, Inc.			Petty Cash	1	1/14/2008

07-11181	Fedders Addison Company, Inc.				$1

07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—	2/5/2008
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—	2/5/2008
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—	2/5/2008
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—	2/5/2008
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—	2/5/2008
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—	2/5/2008
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	—	2/5/2008
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository - Lockbox Fees	5	2/5/2008
07-11181	Fedders Addison Company, Inc.	JPMorgan Chase	60188073	Disbursement	—	2/5/2008
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	226	2/5/2008
07-11182	Fedders Corporation	Bank of America	4426398745	Depository - Lockbox	1,358	2/5/2008
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	101	2/5/2008
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	35	2/5/2008
07-11182	Fedders Corporation	Wachovia	2100012379070	Depository	—	2/5/2008
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	360	2/5/2008
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—	2/5/2008
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	1,083	2/5/2008
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—	2/5/2008
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	—	2/5/2008
07-11182	Fedders Corporation	Janus	881235094	Investment	—	2/5/2008
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—	2/5/2008
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	310	2/5/2008
07-11182	Fedders Corporation	Wachovia London	4852026	Depository - US$	2	2/5/2008
07-11182	Fedders Corporation	Wachovia London	4852036	Depository - British Pounds	0	2/5/2008
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository - US$	1	2/5/2008
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement	—	2/5/2008
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—	2/5/2008
07-11182	Fedders Corporation			Petty Cash	0	2/5/2008

07-11182	Fedders Corporation Total				$3,481

Fedders North America, Inc. et al.
IX. Debtor Qurestionnaire for the Period Ending 12/31/2007

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below. [1]		X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Trion is still in the process of preparing the filing for out-of-state sales tax payable

X. ATTESTATIONS REGARDING MONTHLY OPERATING REPORT
     I submit this attestation in connection with the attached Monthly Operating Report:
     1. To the best of my knowledge, for December, 2007, Fedders North America, Inc. has completed the reconciliation of all bank accounts for which bank statements have been received as of the date of this report. As part of such reconciliation, the ending balance reflected on each bank statement was reconciled to the Debtor’s accounting records.
     2. To the best of my knowledge, Fedders North America, Inc., et al., has made all requisite post-petition tax payments on a timely basis, except where noted in this report.

Name: Robert Laurent
Title: Chief Financial Officer